UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

Direct Equity International, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-28581	88-0422528
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3245 Grande Vista Drive, Newbury Park, California 91320

(Address of principal executive office, including zip code)

(877) 786-8504

(Telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Entry into a Material Agreement.

On May 31, 2006 Direct Equity International, Inc., a Nevada corporation (“DEQI” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Direct Investment Japan Co., Ltd., a Japanese corporation (“DIJ”), pursuant to which DEQI sold a total of 2,432,432 shares of its common stock, par value $.001 per share (the “DIJ Shares”), for a total purchase price of $1,800,000.00 to DIJ. The purchase price per share for the DIJ Shares is $0.74. Under the Purchase Agreement, all of the DIJ Shares are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act.

Prior to the purchase, DIJ owned 319,657 shares of DEQI common stock that represented 50.9% of all of the issued and outstanding common stock of the Company. As a result of the purchase, DIJ increased its ownership position to 89.92% of all of the issued and outstanding shares of common stock of the Company. Mr. Makoto Omori, the President and CEO and a director of the Company is also President and a director of DIJ.   Mr. Seishi Murakami, the Secretary and a director of the Company, is also a director of DIJ.

Item 3.02 Unregistered Sales of Equity Securities.

On May 31, 2006 Direct Equity International, Inc., a Nevada corporation (“DEQI” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Direct Investment Japan Co., Ltd., a Japanese corporation (“DIJ”), pursuant to which DEQI sold a total of 2,432,432 shares of its common stock, par value $.001 per share (the “DIJ Shares”), for a total purchase price of $1,800,000.00 to DIJ. The purchase price per share for the DIJ Shares is $0.74. Under the Purchase Agreement, all of the DIJ Shares are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The common stock sold was exempt from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering in that it was made to one investor without any form of general solicitation or advertising and also under Rule 506 of Regulation D under the Securities Act of 1933, as amended, in that DIJ is an accredited investor under Rule 501 of Regulation D.

Item 5.01 Changes in Control of Registrant.

On May 31, 2006 Direct Equity International, Inc., a Nevada corporation (“DEQI” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with Direct Investment Japan Co., Ltd., a Japanese corporation (“DIJ”), pursuant to which DEQI sold a total of 2,432,432 shares of its common stock, par value $.001 per share (the “DIJ Shares”), for a total purchase price of $1,800,000.00 to DIJ. The purchase price per share for the DIJ Shares is $0.74. Under the Purchase Agreement, all of the DIJ Shares are restricted and may not be transferred, sold or otherwise disposed of in the absence of an exemption from registration under the Securities Act of 1933, as amended, together with an opinion of counsel acceptable to the Company or an effective registration statement under the Securities Act. The common stock sold was exempt from registration under Section 4(2) of the Securities Act as a transaction transaction by an issuer not involving a public offering in that it was made to one investor without any form of general solicitation or advertising and also under Rule 506 of Regulation D under the Securities Act of 1933, as amended, in that DIJ is an accredited investor under Rule 501 of Regulation D.

Prior to the purchase, DIJ owned 319,657 shares of DEQI common stock that represented 50.9% of all of the issued and outstanding common stock of the Company. As a result of the purchase, DIJ increased its ownership position to 89.92% of all of the issued and outstanding shares of common stock of the Company. The source of the funds DIJ used for the purchase is a Japan based equity fund.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)    Exhibits.

Exhibit Nos.	Description
99.1	Stock Purchase Agreement dated as of May 31, 2006 by and between Direct Equity International, Inc. and Direct Investment Japan Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT EQUITY INTERNATIONAL, INC.

By:	/s/ SOL V. SLOTNIK
Sol V. Slotnik
Assistant Secretary
Date: June 6, 2006